                                                                    EXHIBIT 10.2

                             METAL MANAGEMENT, INC.

                                   $30,000,000
                      12-3/4% SENIOR SECURED NOTES DUE 2004

                               PURCHASE AGREEMENT


                                                                     May 5, 1999


BT ALEX. BROWN INCORPORATED
    One Bankers Trust Plaza
    130 Liberty Street
    New York, New York  10006


Ladies and Gentlemen:

                  Metal Management, Inc., a Delaware corporation (the "Company"), and the Company's subsidiaries listed on the signature pages hereof (collectively, the "Subsidiary Guarantors") hereby confirm their agreement with you (the "Initial Purchaser"), as set forth below.

                  1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchaser $30,000,000 aggregate principal amount of its 12-3/4% Senior Secured Notes due 2004 (the "Notes"). The Notes will be unconditionally guaranteed (collectively, the "Guarantees") on a senior secured basis by each of the Subsidiary Guarantors. The Notes and the Guarantees are collectively referred to herein as the "Securities." The Securities are to be issued under an indenture (the "Indenture") to be dated as of May 7, 1999 by and among the Company, the Subsidiary Guarantors and Harris Trust & Savings Bank, as Trustee (the "Trustee").

                  The Securities will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "Act"), in reliance on exemptions therefrom.

                  In connection with the sale of the Securities, the Company has prepared an offering memorandum dated May 5, 1999 (the "Final Memorandum") setting forth or including a description of the terms of the Securities, the terms of the offering of the Securities, a description of the Company and its sub-
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sidiaries and any material developments relating to the Company and the
Subsidiary Guarantors occurring after December 31, 1998. Capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the Final Memorandum.

                  The Company understands that the Initial Purchaser proposes to make an offering of the Securities only on the terms and in the manner set forth in the Final Memorandum and Section 8 hereof as soon as the Initial Purchaser deems advisable after this Agreement has been executed and delivered, to persons in the United States whom the Initial Purchaser reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers" or "QIBs") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("Rule 144A"), and outside the United States to certain persons in reliance on Regulation S under the Act.

                  The Initial Purchaser and its direct and indirect transferees of the Securities will be entitled to the benefits of the Exchange and Registration Rights Agreement (the "Registration Rights Agreement"), to be dated the Closing Date (as defined in Section 3 below) pursuant to which the Company and the Subsidiary Guarantors have agreed, among other things, to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Notes or the Exchange Notes (as defined in the Registration Rights Agreement) under the Act.

                  The Initial Purchaser and its direct and indirect transferees of the Securities will also be entitled to the benefits, and otherwise subject to the terms, of the Security Documents (as defined in the Indenture) pursuant to which the Company and the Subsidiary Guarantors have agreed, among other things, to grant a second priority security interest in the Collateral (as defined in the Indenture), subject to certain exceptions in accordance with the terms of the Indenture and as described in the Final Memorandum.

                  2. Representations and Warranties. The Company and each of the Subsidiary Guarantors, jointly and severally, represent and warrant to and agree with the Initial Purchaser that:

                  (a) Neither the Final Memorandum nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto to the Closing Date (as defined in Section 3 below) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to
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make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in the Final Memorandum or any amendment or supplement thereto.

                  (b) As of December 31, 1998, the Company had the authorized, issued and outstanding capitalization set forth in the Final Memorandum under the caption "Capitalization" and in the financial statements and the related notes included in the Final Memorandum; all of the subsidiaries of the Company, direct or indirect, are listed in Schedule 1 attached hereto (each, a "Subsidiary" and collectively, the "Subsidiaries"); all of the outstanding shares of capital stock of the Company and the Subsidiaries have been, and as of the Closing Date will be, duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; except as set forth in the Final Memorandum, all of the outstanding shares of capital stock of each of the Subsidiaries will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the securities or "Blue Sky" laws of certain jurisdictions) or voting; except for options to purchase common stock of the Company under the Company's employee benefit plans existing on the date hereof and except as set forth in the Final Memorandum, there are no (i) options, warrants or other rights to purchase from the Company or the Subsidiaries, (ii) agreements or other obligations of the Company or the Subsidiaries to issue or
(iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company or any of the Subsidiaries outstanding. Except as disclosed in the Final Memorandum, neither the Company nor any of the Subsidiaries owns, directly or indirectly, any shares of capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity.

                  (c) Each of the Company and the Subsidiaries is duly incorporated or organized, as the case may be, and is validly existing and in good standing as a corporation, limited liability company or limited partnership, as the case may be, under the laws of its respective jurisdiction of incorporation or organization and has all requisite corporate power and/or other requisite power and authority to own or lease its properties
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and conduct its business as now conducted and as described in the Final
Memorandum; each of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Company and the Subsidiaries, taken as a whole (any such event, a "Material Adverse Effect").

                  (d) The Company has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Notes, the Exchange Notes and the Private Exchange Notes (as defined in the Registration Rights Agreement). The Notes, Exchange Notes and Private Exchange Notes, if any, when issued, will be in the form contemplated by the Indenture. The Notes, the Exchange Notes and the Private Exchange Notes have each been duly and validly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and, in the case of the Notes, when delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, and, in the case of the Exchange Notes and the Private Exchange Notes, when delivered in accordance with the terms of the Registration Rights Agreement and the Indenture, will each constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

                  (e) Each of the Subsidiary Guarantors has all requisite corporate and/or other requisite power and authority to execute, deliver and perform each of its obligations under the Guarantees and the guarantees of the Exchange Notes and the Private Exchange Notes. The Guarantees, when issued, will be in the form contemplated by the Indenture. The Guarantees and the guarantees of the Exchange Notes and the Private Exchange Notes have been duly and validly authorized by each of the Subsidiary Guarantors and, when executed by each of the Subsidiary Guarantors and delivered in accordance with the provisions of the Indenture, will constitute valid and legally binding obli-
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                                     - 5 -


gations of the Subsidiary Guarantors, entitled to the benefits of the Indenture and enforceable against the Subsidiary Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and
(ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

                  (f) Each of the Company and the Subsidiary Guarantors has all requisite corporate and/or other requisite power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture has been duly and validly authorized by the Company and each of the Subsidiary Guarantors and, when executed and delivered by the Company and each of the Subsidiary Guarantors (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Company and each of the Subsidiary Guarantors, enforceable against the Company and each of the Subsidiary Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

                  (g) Each of the Company and the Subsidiary Guarantors has all requisite corporate and/or other requisite power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by the Company and each of the Subsidiary Guarantors and, when executed and delivered by the Company and each of the Subsidiary Guarantors will constitute a valid and legally binding agreement of the Company and each of the Subsidiary Guarantors, enforceable against each of them in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.
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                  (h) Each of the Company and the Subsidiary Guarantors has all
requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by the Company and each of the Subsidiary Guarantors of the transactions contemplated hereby have been duly and validly authorized by the Company and each of the Subsidiary Guarantors. This Agreement has been duly executed and delivered by the Company and each of the Subsidiary Guarantors.

                  (i) Each of the Company and the Subsidiary Guarantors has all requisite corporate power and authority to execute, deliver and perform its respective obligations under the Security Documents and to consummate the transactions contemplated thereby. The Security Documents and the consummation by the Company and each of the Subsidiary Guarantors of the transactions contemplated thereby have been duly and validly authorized by the Company and each of the Subsidiary Guarantors and, when the Security Documents are executed and delivered, each of the Security Documents will constitute a valid and legally binding obligations of the Company and each of the Subsidiary Guarantors, enforceable against the Company and each of the Subsidiary Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditor's rights generally and (ii) general principals of equity and the discretion of the court before which any proceeding therefore may be brought. On the Closing Date, the Collateral and the Security Documents will conform to the description thereof contained in the Final Memorandum.

                  (j) No consent, approval, authorization or order of any court, governmental agency or body, or third party is required for the issuance and sale by the Company of the Securities to the Initial Purchasers and the initial resales of the Securities by the Initial Purchaser in the manner described in the Final Memorandum, the execution, delivery and performance by the Company and the Subsidiary Guarantors of this Agreement, the Indenture, the Notes, the Guarantees, the Exchange Notes, the Private Exchange Notes, the Registration Rights Agreement and the Security Documents or the consummation by the Company and the Subsidiary Guarantors of the other transactions contemplated hereby or thereby, except (i) such as have been obtained, (ii) such as may be required under state securities or "Blue Sky" laws in connection with the purchase and resale of the Securities by the Initial Purchaser, (iii) such as are re-
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quired pursuant to the terms of the Registration Rights Agreement and (iv) such as are required under the Senior Credit Facility which will be obtained by the Closing Date. None of the Company or the Subsidiaries is (i) in violation of its certificate of incorporation or bylaws (or other similar organizational documents), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to the Company or any Subsidiary or any of their respective properties or assets, except for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect, or
(iii) in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, "Contracts"), except for any such breach, default, violation or event which would not, individually or in the aggregate, have a Material Adverse Effect.

                  (k) The execution, delivery and performance by the Company and the Subsidiary Guarantors of this Agreement, the Indenture, the Registration Rights Agreement and the Security Documents and the consummation by the Company and the Subsidiary Guarantors of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchaser) will not conflict with or constitute or result in a breach of or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract, (ii) the certificate of incorporation or bylaws (or other similar organizational documents) of the Company or any of the Subsidiaries, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of the Subsidiaries or any of their respective properties or assets, except in the case of (i) for such conflicts, breaches, defaults or violations that would not, individually or in the aggregate, have a Material Adverse Effect or adversely affect the holders of the Notes.

                  (l) The audited consolidated financial statements of the Company and the Subsidiaries included or incorporated by
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reference in the Final Memorandum present fairly in all material respects the financial position, results of operations and cash flows of the Company and the Subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The summary and selected financial and statistical data in the Final Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein. PricewaterhouseCoopers, LLP (the "Independent Accountants") is an independent public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the rules and regulations promulgated thereunder.

                  (m) The pro forma financial statements (including the notes thereto) and the other pro forma financial information included in the Final Memorandum (i) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and (iii) have been properly computed on the bases described therein; the assumptions used in the preparation of the pro forma financial data and other pro forma financial information included in the Final Memorandum are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                  (n) There is not pending or, to the knowledge of the Company or any of the Subsidiaries, threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of the Subsidiaries is a party, or to which the property or assets of the Company or any of the Subsidiaries are subject, before or brought by any court, arbitrator or governmental agency or body which, if determined adversely to the Company or any of the Subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect, except as disclosed in the Final Memorandum, or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the other transactions described in the Final Memorandum.

                  (o) Each of the Company and the Subsidiaries owns or possesses adequate licenses or other rights to use all material
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patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now or proposed to be operated by it as described in the Final Memorandum, and none of the Company or the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

                  (p) Each of the Company and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Final Memorandum ("Permits"), except as described in the Final Memorandum and except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such Permit, except for such revocations, terminations or impairments as would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Company or the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Final Memorandum and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

                  (q) Except as described in the Final Memorandum, since December 31, 1998, except as described therein, (i) none of the Company or the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business which liabilities, obligations, transactions or contracts would, individually or in the aggregate, have a Material Adverse Effect, (ii) none of the Company or the Subsidiaries has purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock
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(other than with respect to any of such Subsidiaries, the purchase of, or dividend or distribution on, capital stock owned by the Company) and (iii) there shall not have been any change in the capital stock or long-term indebtedness of the Company or the Subsidiaries.

                  (r) Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company or any Subsidiary is contesting in good faith and for which the Company or such Subsidiary has provided adequate reserves, there is no tax deficiency that has been asserted against the Company or any of the Subsidiaries that would have, individually or in the aggregate, a Material Adverse Effect.

                  (s) The statistical and market-related data included in the Final Memorandum are based on or derived from sources which the Company and the Subsidiaries believe to be reliable and accurate.

                  (t) None of the Company, the Subsidiaries or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulations T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

                  (u) Each of the Company and the Subsidiaries has good and marketable title to all real property and good and (except in the case of inventory) marketable title to all personal property, including, without limitation, all Collateral, owned by it and good title to a leasehold interest in the real and personal property including, without limitation, all Collateral, leased by it, in each case free and clear of all Liens (as defined in the Indenture), charges, encumbrances or restrictions, except as described in the Final Memorandum or to the extent the failure to have such title or the existence of such Liens would not, individually or in the aggregate, have a Material Adverse Effect or conflict with the provisions of the Security Documents. All leases, contracts and agreements to which the Company or any of the Subsidiaries is a party or by which any of them is bound are valid and enforceable against the Company or such Subsidiary, to the Company's and the Subsidiaries' knowledge are valid and enforceable against the other party or parties thereto, and are in full force and ef-

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fect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect.

                  (v) In the ordinary course of business, each of the Company and the Subsidiaries conducts periodic reviews of the effect of Environmental Laws (as defined below) and the handling, storage, transport, treating and disposal of hazardous materials, on the business, operations and properties of the Company and the Subsidiaries. On the basis of such reviews, the Company and the Subsidiaries have concluded that such associated costs and liabilities would not, individually or in the aggregate have a Material Adverse Effect except as described in the Final Memorandum. Except as described in the Final Memorandum or as would not, individually or in the aggregate, have a Material Adverse Effect, (A) each of the Company and the Subsidiaries is in compliance with and not subject to liability under applicable Environmental Laws, (B) each of the Company and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to the knowledge of the Company or any of the Subsidiaries, threatened against the Company or any of the Subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of the Subsidiaries, (E) none of the Company or the Subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law, (F) no property or facility of the Company or any of the Subsidiaries is (i) listed or proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA or on any comparable list maintained by any state or local governmental authority.

                  For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limi-tation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials and
(iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

                  (w) Except as disclosed in the Final Memorandum, there is (i) no material unfair labor practice complaint pending against the Company or any Subsidiary, or to the knowledge of the Company and the Subsidiaries, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no material grievance or material arbitration proceeding arising out of or under any collective bargaining agreement is pending against the Company or any Subsidiary, or to the knowledge of the Company or any Subsidiary threatened against them, (ii) no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries which is pending or, to the knowledge of the Company or any of the Subsidiaries, threatened and (iii) to the knowledge of the Company and the Subsidiaries, no union organizing activities taking place.

                  (x) Each of the Company and the Subsidiaries carries insurance, by insurers of recognized financial responsibility in such amounts and covering such risks as the Company and the Subsidiaries believe to be adequate for the conduct of their business and the value of their properties and as the Company and the Subsidiaries believe to be customary for companies engaged in similar business and, in the case of its properties, as would be maintained by a prudent operator of properties, similar in use and configuration to such properties and located in the locality where such properties are located; and neither the Company nor any of the Subsidiaries (i) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (ii) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not have a Material Adverse Effect.

                  (y) Except as disclosed in the Final Memorandum, no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the di-rectors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which would be required by the Act to be described in the Final Memorandum by Item 404 of Regulation S-K if the Final Memorandum were a prospectus included in a registration statement on Form S-1 filed with the SEC and each business relationship or related party transaction described therein is a fair and accurate description of the relationship and transactions so described.

                  (z) The Security Documents, once executed and delivered, will create, in favor of the Trustee for the benefit of the Trustee and the holders of the Securities, a valid and enforceable, and upon filing or recording with the appropriate governmental authorities and delivery of the applicable documents to the Trustee, perfected security interest in and Lien upon all of the Collateral, and to the Company's and the Subsidiaries' knowledge, such Lien shall be superior to and prior to the rights of all third persons other than the lenders under the Senior Credit Facility (as defined in the Indenture) and subject to no other Liens except for Liens expressly permitted to exist on such Collateral by the terms of the applicable Security Document.

                  (aa) To the Company's knowledge, none of the Company or the Subsidiaries has any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any of the Subsidiaries makes or ever has made a contribution and in which any employee of the Company or of any Subsidiary is or has ever been a participant. With respect to such plans, the Company and each Subsidiary is in compliance in all material respects with all applicable provisions of ERISA.

                  (bb) Neither the Company or any of the Subsidiaries does business with the government of Cuba or with any person located in Cuba within the meaning of Section 517.075, Florida Statutes.

                  (cc) Each of the Company and the Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its as-sets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                  (dd) None of the Company or the Subsidiaries are, and after giving effect to the offering of the Securities and the application of the net proceeds thereof as described in the Final Memorandum, none of the Company or the Subsidiaries will be an "investment company" or an entity "controlled" by an investment company or "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                  (ee) The Notes, the Guarantees, the Exchange Notes, the Indenture, the Registration Rights Agreement and the Security Documents will conform in all material respects to the descriptions thereof in the Final Memorandum.

                  (ff) No holder of securities of the Company or any Subsidiary will be entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement other than as expressly permitted thereby.

                  (gg) Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of each of the Company and the Subsidiaries (each on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities; none of the Company or the Subsidiaries (each on a consolidated basis) is, nor will any of the Company or the Subsidiaries (each on a consolidated basis) be, after giving effect to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

                  (hh) None of the Company, the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Act) which is or could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act. Assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof, it is not necessary in connection with
(i) the offer, sale and delivery of the Securities to the Initial Purchaser in the manner contemplated by this Agreement or (ii) the initial resales of the Securities by the Initial Purchaser as described in the Final Memorandum to register any of the Securities under the Act or to qualify the Indenture under the TIA.

                  (ii) No securities of the Company or any Subsidiary are of the same class (within the meaning of Rule 144A under the Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

                  (jj) None of the Company or the Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Notes.

                  (kk) None of the Company, the Subsidiaries, any of their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchaser) has engaged or will engage in any directed selling efforts (as that term is defined in Regulation S under the Act ("Regulation S")) with respect to the Notes; the Company, the Subsidiaries and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchaser) have complied with the offering restrictions requirement of Regulation S.

                  Any certificate signed by any officer of the Company or any Subsidiary and delivered to any Initial Purchaser or to counsel for the Initial Purchaser shall be deemed a joint and several representation and warranty by the Company and each of the Subsidiaries to the Initial Purchaser as to the matters covered thereby.

                  3. Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser, agrees to purchase the Securities from the Company at 86.5% of the prin-cipal amount of the Notes. One or more certificates in definitive form for the Notes that the Initial Purchaser has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchaser requests upon notice to the Company at least 36 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Initial Purchaser, against payment by or on behalf of the Initial Purchaser of the purchase price therefor by wire transfer (same day funds), to such account or accounts as the Company shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York at 9:00 A.M., New York time, on May 7, 1999, or at such other place, time or date as the Initial Purchaser, on the one hand, and the Company, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificate or certificates for the Securities available for checking and packaging by the Initial Purchaser at the offices of Cahill Gordon & Reindel, or at such other place as the Initial Purchaser may designate, at least 24 hours prior to the Closing Date.

                  4. Offering by the Initial Purchaser. The Initial Purchaser proposes to make an offering of the Securities at the price and upon the terms set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchaser is advisable.

                  5. Covenants of the Company and the Subsidiary Guarantors. The Company and each of the Subsidiary Guarantors, jointly and severally covenant and agree with the Initial Purchaser that:

                  (a) The Company will not amend or supplement the Final Memorandum or any amendment or supplement thereto of which the Initial Purchaser shall not previously have been advised and furnished a copy for a reasonable period of time prior to distributing the proposed amendment or supplement and as to which the Initial Purchaser shall not have given their consent. The Company will promptly, upon the reasonable request of the Initial Purchaser or counsel for the Initial Purchaser, make any amendments or supplements to the Final Memorandum that may be necessary or advisable in connection with the resale of the Securities by the Initial Purchaser.

                  (b) The Company and the Subsidiary Guarantors will cooperate with the Initial Purchaser in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchaser may designate and will continue such qualification in effect for as long as may be necessary to complete the resale of the Securities; provided, however, that in connection therewith, none of the Company or the Subsidiary Guarantors shall be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject themselves to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

                  (c) If, at any time prior to the earlier of the completion of the distribution by the Initial Purchaser of the Securities or the Private Exchange Notes or the effectiveness of a registration statement pursuant to the terms of the Registration Rights Agreement, any event occurs or information becomes known as a result of which the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary during such time to amend or supplement the Final Memorandum to comply with applicable law, the Company will promptly notify the Initial Purchaser thereof and will prepare, at the expense of the Company, an amendment or supplement to the Final Memorandum that corrects such statement or omission or effects such compliance.

                  (d) The Company will, without charge, provide to the Initial Purchaser and to counsel for the Initial Purchaser as many copies of the Final Memorandum or any amendment or supplement thereto as the Initial Purchaser may reasonably request.

                  (e) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Final Memorandum.

                  (f) For so long as any of the Securities remain outstanding, the Company will furnish to the Initial Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities ex-change on which any class of securities of the Company may be listed.

                  (g) Prior to the Closing Date, the Company will furnish to the Initial Purchaser, as soon as it has been prepared, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Final Memorandum.

                  (h) None of the Company, the Subsidiaries or any of their Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Act of the Securities.

                  (i) The Company will not, and will not permit any of the Subsidiaries to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering of the Securities within the meaning of Section 4(2) of the Act.

                  (j) For so long as any of the Securities remain outstanding, the Company will make available at its expense, upon request, to any holder of such Securities and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

                  (k) The Company will use its best efforts to (i) permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market (the "Portal Market") and
(ii) permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

                  (l) In connection with Securities offered and sold in an offshore transaction (as defined in Regulation S) the Company will not register any transfer of such Securities not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Securities in the form of definitive securities.

                  6. Expenses. The Company and each of the Subsidiary Guarantors, jointly and severally, agrees to pay all costs and expenses incident to the performance of their respective obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to any provision hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Final Memorandum and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchaser of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation (including printing), issuance and delivery to the Initial Purchaser of the Securities, (v) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and fees and disbursements of counsel for the Initial Purchaser relating thereto, (vi) expenses in connection with any meetings with prospective investors in the Securities, (vii) fees and expenses of the Trustee including fees and expenses of counsel for the Trustee, (viii) all expenses and listing fees incurred in connection with the application for quotation of the Securities on the PORTAL Market, (ix) any fees charged by investment rating agencies for the rating of the Securities and (x) all filing fees and other disbursements associated with the Security Documents and the perfection of the security interests created thereby. Additionally, in the event the sale of the Securities provided for herein is consummated, the Company and the Subsidiary Guarantors, jointly and severally, agree to promptly reimburse the Initial Purchaser upon demand for 50% of all out-of-pocket expenses (including the reasonable fees, disbursements and charges of Cahill Gordon & Reindel, counsel for the Initial Purchaser) that shall have been incurred by the Initial Purchaser in connection with the proposed purchase and sale of the Securities and the related transactions contemplated herein. In the event the sale of the Securities provided for herein is not consummated or this Agreement is terminated (other than solely by reason of a default by the Initial Purchaser of its obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company and the Subsidiary Guarantors, jointly and severally, agree to promptly reimburse the Initial Purchaser upon demand for all out-of-pocket expenses (including the reasonable fees, disbursements and charges of Cahill Gordon & Reindel, counsel for the Initial Purchaser) that shall have been incurred by the Initial Pur-chaser in connection with the proposed purchase and sale of the Securities and the related transactions contemplated herein.

                  7. Conditions of the Initial Purchaser's Obligations. The obligation of the Initial Purchaser to purchase and pay for the Securities shall, in its sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

                  (a) On the Closing Date, the Initial Purchaser shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchaser, of Mayer, Brown & Platt counsel for the Company, in form and substance reasonably satisfactory to counsel for the Initial Purchaser.

                  (b) On the Closing Date, the Initial Purchaser shall have received opinions dated the Closing Date and addressed to the Initial Purchaser and the Trustee, of local counsel for each of the Subsidiary Guarantors listed on Schedule 3 hereto, in form and substance reasonably satisfactory to counsel for the Initial Purchaser.

                  (c) On the Closing Date, the Initial Purchaser shall have received opinions, dated the Closing Date and addressed to the Initial Purchaser, of local counsel for the Company and the Subsidiaries, in each of the jurisdictions listed on Schedule 4 hereto substantially in the form of the local counsel opinions delivered pursuant to the provisions of the Senior Credit Facility, relating to the creation, enforceability and perfection of the security interests and Liens created by the Security Documents delivered in accordance therewith, with such changes thereto as shall be reasonably requested by counsel to the Initial Purchaser and, in form and substance satisfactory to counsel for the Initial Purchaser.

                  (d) On the Closing Date, the Initial Purchaser shall have received the opinion, in form and substance satisfactory to the Initial Purchaser, dated as of the Closing Date and addressed to the Initial Purchaser, of Cahill Gordon & Reindel, counsel for the Initial Purchaser, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchaser may reasonably require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

                  (e) The Initial Purchaser shall have received from the Independent Accountants a comfort letter or letters dated the date hereof and the Closing Date, in form and substance satisfactory to counsel for the Initial Purchaser.

                  (f) The representations and warranties of the Company and the Subsidiary Guarantors contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company's and the Subsidiary Guarantors' officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Company and the Subsidiary Guarantors shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Final Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

                  (g) The sale of the Securities hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

                  (h) The Initial Purchaser shall have received a certificate of the Company and each of the Subsidiary Guarantors, dated the Closing Date, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or Chief Operating Officer and any Vice President and signed on behalf of each of the Subsidiary Guarantors by two officers of each of the Subsidiary Guarantors, to the effect that:

                    (i) The representations and warranties of the Company and the Subsidiary Guarantors contained in this Agreement are true and correct on and as of the date hereof and on and as of the Closing Date, and the Company and the Subsidiary Guarantors have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

                   (ii) Upon the execution of the Security Documents and filings of financing statements in all required jurisdictions, the Trustee on behalf of the Trustee and holders of

         Securities will have a valid and perfected lien on the Collateral and subject to no Liens, other than Liens permitted by the Indenture and the Security Documents;

                  (iii) At the Closing Date, since the date hereof or since the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

                   (iv) The sale of the Securities hereunder has not been enjoined (temporarily or permanently).

                  (i) On the Closing Date, the Initial Purchaser shall have received the Registration Rights Agreement, the Indenture and the Security Documents executed by the Company and the Subsidiary Guarantors and each such agreement shall be in full force and effect at all times from and after the Closing Date.
                  (j) On the Closing Date, Amendment No. 6 to the Senior Credit Facility, in the form previously delivered to the Initial Purchaser, shall be in full force and effect or the Initial Purchaser shall have received, in form and substance satisfactory to the Initial Purchaser and counsel to the Initial Purchaser, such consents, amendments or approvals required in connection with the Company's Senior Credit Facility in order to issue and sell the Securities and consummate the other transactions contemplated hereby.

                  On or before the Closing Date, the Initial Purchaser and counsel for the Initial Purchaser shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and the Subsidiaries as they shall have heretofore reasonably requested from the Company.

                  All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchaser and counsel for the Initial Purchaser. The Company shall furnish to the Initial Purchaser such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchaser shall reasonably request.

                  8. Offering of Securities; Restrictions on Transfer. (a) The Initial Purchaser represents and warrants that it is a QIB. The Initial Purchaser agrees with the Company (as to itself only) that (i) it has not and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, persons whom the Initial Purchaser reasonably believes to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption "Notice to Investors" contained in the Final Memorandum.

                  (b) The Initial Purchaser represents and warrants with respect to offers and sales outside the United States that (i) it has and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes any Final Memorandum or any such other material, in all cases at its own expense; (ii) the Securities have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act; (iii) it has offered the Securities and will offer and sell the Securities (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such persons have complied and will comply with the offering restrictions requirement of Regu-lation S; and (iv) it agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of the distribution of the Securities at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date of the offering, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them in Regulation S."

                  Terms used in this Section 8 and not defined in this Agreement have the meanings given to them in Regulation S.

                  9. Indemnification and Contribution. (a) The Company and each of the Subsidiary Guarantors agree, jointly and severally, to indemnify and hold harmless the Initial Purchaser, and each person, if any, who controls the Initial Purchaser or its affiliates within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Initial Purchaser or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                    (i) any untrue statement or alleged untrue statement of any material fact contained in the Final Memorandum or any amendment or supplement thereto or any application or other document, or any amendment or supplement thereto, executed by the Company or the Subsidiary Guarantors or based upon written information furnished by or on behalf of the Company or the Subsidiary Guarantors filed in any jurisdiction in order to qualify the Notes under the securities or "Blue Sky" laws thereof or filed with any secu-rities association or securities exchange (each an "Application"); or

                   (ii) the omission or alleged omission to state, in the Final Memorandum or any amendment or supplement thereto or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Initial Purchaser and each such controlling person for any legal or other expenses incurred by the Initial Purchaser or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, the Company and the Subsidiary Guarantors will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Final Memorandum or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company by the Initial Purchaser specifically for use therein. This indemnity agreement will be in addition to any liability that the Company and the Subsidiary Guarantors may otherwise have to the indemnified parties. The Company and the Subsidiary Guarantors shall not be liable under this Section 9 for any settlement of any claim or action effected without prior written consent, which shall not be unreasonably withheld. The Initial Purchaser shall not, without the prior written consent of the Company, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Company or the Subsidiary Guarantors is or could have been a party, or indemnity could have been sought hereunder by the Company or the Subsidiary Guarantors, unless such settlement (A) includes an unconditional written release of the Company and the Subsidiary Guarantors, in form and substance reasonably satisfactory to the Company, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Company or the Subsidiary Guarantors.

                  (b) The Initial Purchaser agrees to indemnify and hold harmless the Company and the Subsidiary Guarantors, their respective directors and officers and each person, if any, who controls the Company and the Subsidiary Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange

Act against any losses, claims, damages or liabilities to which the Company or the Subsidiary Guarantors or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Final Memorandum or any amendment or supplement thereto or any Application, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Final Memorandum or any amendment or supplement thereto or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchaser, furnished to the Company by the Initial Purchaser specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any of the Subsidiary Guarantors or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchaser may otherwise have to the indemnified parties. The Initial Purchaser shall not be liable under this Section 9 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld. The Company and the Subsidiary Guarantors shall not, without the prior written consent of the Initial Purchaser, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Initial Purchaser is or could have been a party, or indemnity could have been sought hereunder by the Initial Purchaser, unless such settlement (A) includes an unconditional written release of the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Initial Purchaser.

                  (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, desig-nated by the Initial Purchaser in the case of paragraph (a) of this Section 9 or the Company and the Subsidiary Guarantors in the case of paragraph (b) of this
Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or
(ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnifying party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

                  (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and any indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company and the Subsidiary Guarantors on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and the Subsidiary Guarantors bear to the total discounts and commissions received by the Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Subsidiary Guarantors on the one hand, or the Initial Purchaser on the other, the parties' rela-tive intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Subsidiary Guarantors and the Initial Purchaser agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by the Initial Purchaser under this Agreement, less the aggregate amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director of the Company or any Subsidiary Guarantor, each officer of the Company or any Subsidiary Guarantor and each person, if any, who controls the Company or any Subsidiary Guarantor within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Subsidiary Guarantors.

                  10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, the Subsidiary Guarantors, their respective officers and the Initial Purchaser set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, the Subsidiary Guarantors, any of their respective officers or directors, the Initial Purchaser or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

                  11. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchaser by notice to the Company given prior to the Closing Date in the event that the Company or any of the Subsidiary Guarantors shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

                    (i) any of the Company or the Subsidiaries shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchaser, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchaser, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Company or the Subsidiaries), except in each case as described in the Final Memorandum (exclusive of any amendment or supplement thereto);

                   (ii) trading in securities of the Company (other than in connection with a delisting of the Common Stock of the Company from the NASDAQ National Market) or in securities generally on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market;

                   (iii) a banking moratorium shall have been declared by New York or United States authorities;

                   (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchaser, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Final Memorandum; or

                  (v) any securities of the Company shall have been downgraded or placed (from and after the date hereof) on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

                  (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

                  12. Information Supplied by the Initial Purchaser. The statements set forth in the third paragraph, second sentence of the fifth paragraph and the sixth paragraph under the heading "Private Placement" in the Final Memorandum (to the extent such statements relate to the Initial Purchaser) constitute the only information furnished by the Initial Purchaser to the Company for the purposes of Sections 2(a) and 9 hereof.

                  13. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchaser, shall be mailed or delivered to (i) BT Alex. Brown Incorporated, 130 Liberty Street, New York, New York 10006,
Attention: Corporate Finance Department; and (ii) if sent to the Company or any Subsidiary Guarantor, shall be mailed or delivered to the Company at 500 N. Dearborn Street, Suite 405, Chicago, Illinois 60610, Attention: Chief Financial Officer with a copy to Mayer, Brown & Platt, 190 S. LaSalle, Chicago, Illinois 60603, Attention: Paul Theiss.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

                  14. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company and the Subsidiary Guarantors and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Subsidiary Guarantors contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company and the Subsidiary Guarantors, their respective officers and any person or persons who control the Company or any of the Subsidiary Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Initial Purchaser will be deemed a successor because of such purchase.

                  15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

                  16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Subsidiary Guarantors and the Initial Purchaser.

                                   Very truly yours,

                                   METAL MANAGEMENT, INC.


                                   By: /s/ T. BENJAMIN JENNINGS
                                        Name: T. Benjamin Jennings
                                        Title: Chairman and
                                               Chief Executive Officer

                                   AEROSPACE METALS, INC.
                                   AMERICAN SCRAP PROCESSING, INC.
                                   C SHREDDING CORP.
                                   CALIFORNIA METALS RECYCLING, INC.
                                   CIM TRUCKING, INC.
                                   COMETCO CORP.
                                   COZZI BUILDING CORPORATION
                                   COZZI IRON & METAL, INC.
                                   EMCO TRADING, INC.
                                   FERREX TRADING CORPORATION
                                   FIRMA, INC.
                                   FIRMA PLASTIC CO., INC.
                                   FPX, INC.
                                   HOUSTON COMPRESSED STEEL CORP.
                                   HOUTEX METALS COMPANY, INC.
                                   THE ISAAC CORPORATION
                                   P. JOSEPH IRON & METAL, INC.
                                   KANKAKEE SCRAP CORPORATION
                                   KIMERLING ACQUISITION CORP.
                                   MACLEOD METALS CO.
                                   METAL MANAGEMENT ARIZONA, INC.
                                   METAL MANAGEMENT GULF COAST, INC.
                                   METAL MANAGEMENT PITTSBURGH, INC.
                                   METAL MANAGEMENT REALTY, INC.
                                   MICHAEL SCHIAVONE & SONS, INC.
                                   NAPORANO IRON & METAL CO.
                                   NEWELL RECYCLING WEST, INC.
                                   NIMCO SHREDDING CO.
                                   138 SCRAP, INC.
                                   PERLCO, L.L.C.
                                   PROLER SOUTHWEST INC.
                                   PROLER STEELWORKS L.L.C.
                                   R&P HOLDINGS, INC.
                                   SALT RIVER RECYCLING, L.L.C.
                                   SCRAP PROCESSING, INC.

                                   TORRINGTON SCRAP COMPANY
                                   TROJAN TRADING, INC.
                                   USA SOUTHWESTERN CARRIER, INC.

                                   By: /s/ DAVID A. CARPENTER
                                       _________________________
                                        Name: David A. Carpenter
                                        Title: Vice President



                                    RESERVE IRON & METAL LIMITED PARTNERSHIP

                                             By:   P. JOSEPH IRON & METAL, INC.,

                                                            its general partner



                                    By: /s/ DAVID A. CARPENTER
                                        ________________________
                                        Name: David A. Carpenter
                                        Title: Vice President

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.

BT ALEX. BROWN INCORPORATED



By: /s/ PAUL HIGBEE
    ____________________
       Name: Paul Higbee
       Title: Managing Director

                                                                      SCHEDULE 1


                           SUBSIDIARIES OF THE COMPANY


Name
AEROSPACE METALS, INC.
AMERICAN SCRAP PROCESSING, INC.
C SHREDDING CORP.
CALIFORNIA METALS RECYCLING, INC.
CIM TRUCKING, INC.
COMETCO CORP.
COZZI BUILDING CORPORATION
COZZI IRON & METAL, INC.
EMCO TRADING, INC.
FERREX TRADING CORPORATION
FIRMA, INC.
FIRMA PLASTIC CO., INC.
FPX, INC.
HOUSTON COMPRESSED STEEL CORP.
HOUTEX METALS COMPANY, INC.
THE ISAAC CORPORATION
P. JOSEPH IRON & METAL, INC.
KANKAKEE SCRAP CORPORATION
KIMERLING ACQUISITION CORP.
MACLEOD METALS CO.
METAL MANAGEMENT ARIZONA, INC.
METAL MANAGEMENT GULF COAST, INC.
METAL MANAGEMENT PITTSBURGH, INC.
METAL MANAGEMENT REALTY, INC.
MICHAEL SCHIAVONE & SONS, INC.
NAPORANO IRON & METAL CO.
NEWELL RECYCLING WEST, INC.
NIMCO SHREDDING CO.
138 SCRAP, INC.
PERLCO, L.L.C.
PROLER SOUTHWEST INC.
PROLER STEELWORKS L.L.C.
R&P HOLDINGS, INC.
RESERVE IRON & METAL LIMITED PARTNERSHIP
SALT RIVER RECYCLING, L.L.C.
SCRAP PROCESSING, INC.
TORRINGTON SCRAP COMPANY
TROJAN TRADING, INC.
USA SOUTHWESTERN CARRIER, INC.

                                                                      SCHEDULE 2


                            DESIGNATED SUBSIDIARIES*
                 (For purposes of Section 7(a) of the Agreement)

AEROSPACE METALS, INC.
AMERICAN SCRAP PROCESSING, INC.
CIM TRUCKING, INC.
COMETCO CORP.
COZZI BUILDING CORPORATION
COZZI IRON & METAL, INC.
C SHREDDING CORP.
FERREX TRADING CORPORATION
KANKAKEE SCRAP CORPORATION
KIMERLING ACQUISITION CORP.
METAL MANAGEMENT GULF COAST, INC.
MICHAEL SCHIAVONE & SONS, INC.
138 SCRAP, INC.
PROLER STEELWORKS L.L.C.
R&P HOLDINGS, INC.
RESERVE IRON & METAL LIMITED PARTNERSHIP
SCRAP PROCESSING, INC.
TORRINGTON SCRAP COMPANY

* List should reflect all Subsidiaries incorporated or organized under the laws of Illinois or Delaware

                                                                      SCHEDULE 3


                              SUBSIDIARY GUARANTORS
                 (For purposes of Section 7(b) of the Agreement)

CALIFORNIA METALS RECYCLING, INC.
FIRMA, INC.
FIRMA PLASTIC CO., INC.
FPX, INC.
HOUSTON COMPRESSED STEEL CORP.
HOUTEX METALS COMPANY, INC.
THE ISAAC CORPORATION
P. JOSEPH IRON & METAL, INC.
MACLEOD METALS CO.
METAL MANAGEMENT ARIZONA, INC.
METAL MANAGEMENT REALTY, INC.
NAPORANO IRON & METAL CO.
NEWELL RECYCLING WEST, INC.
NIMCO SHREDDING CO.
PERLCO, L.L.C.
PROLER SOUTHWEST INC.
SALT RIVER RECYCLING, L.L.C.
TROJAN TRADING, INC.
USA SOUTHWESTERN CARRIER, INC.

                                                                      SCHEDULE 4


                         REQUIRED LOCAL COUNSEL OPINIONS
                 (For purposes of Section 7(c) of the Agreement)

Alabama
Arizona
California
Colorado
Connecticut
Illinois
Indiana
Louisiana
Mississippi
New Jersey
Ohio
Pennsylvania
Tennessee
Texas
Utah